                           INTER-SHAREHOLDER AGREEMENT



                          DATED AS OF DECEMBER 17, 2004


                                     BETWEEN

                          ELEPHANT & CASTLE GROUP INC.

                                     - AND -

                  GE INVESTMENT PRIVATE PLACEMENT PARTNERS II,
                              A LIMITED PARTNERSHIP

                                     - AND -

                          CROWN LIFE INSURANCE COMPANY

                                     - AND -

                                 RICHARD BRYANT

                                     - AND -

                                  PETER LAURIE

                                     - AND -

                                  ROGER SEXTON


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                                TABLE OF CONTENTS


         ARTICLE 1 : Interpretation..............................................................................2

                  1.1      Definitions...........................................................................2

                  1.2      Privity...............................................................................4

                  1.3      Currency..............................................................................4

                  1.4      Accounting Terms......................................................................4

         ARTICLE 2 : Shareholders................................................................................4

                  2.1      No Status Created.....................................................................4

                  2.2      Representations and Warranties........................................................4

         ARTICLE 3 : Governance of the Company...................................................................5

                  3.1      Nomination to Board of Directors......................................................5

                  3.2      Vacancies on the Board of Directors...................................................5

                  3.3      Non-Arm's Length Transactions.........................................................6

         ARTICLE 4 : Disposition of Shares.......................................................................6

                  4.1      Agreements with Transferees...........................................................6

                  4.2      Sale of Shares to Third Parties.......................................................6

                  4.3      Tag-Along Rights......................................................................6

                  4.4      Drag-Along Rights.....................................................................7

                  4.5      Right of First Offer..................................................................8

                  4.6      Permitted Transfers...................................................................9

                  4.7      Pre-Emptive Rights....................................................................9

         ARTICLE 5 : General....................................................................................10

                  5.1      Notice...............................................................................10

                  5.2      Severability.........................................................................11

                  5.3      Assignment...........................................................................11

                  5.4      Termination..........................................................................11

                  5.5      Compliance with Agreement............................................................11

                  5.6      Choice of Governing Law and Construction.............................................11

                  5.7      Forum Selection and Service of Process...............................................11

                  5.8      Headings of Subdivisions.............................................................12

                  5.9      Severability.........................................................................12

                  5.10     Entire Agreement.....................................................................12


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

                  5.11     Facsimile/Counterpart Execution......................................................12

                  5.12     English Language.....................................................................12



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                           INTER-SHAREHOLDER AGREEMENT


THIS AGREEMENT is made as of the 17th day of December, 2004

BY AND BETWEEN:

                          ELEPHANT & CASTLE GROUP INC. (the "Company")



                          GE INVESTMENT PRIVATE PLACEMENT PARTNERS II, A LIMITED PARTNERSHIP, BY ITS GENERAL PARTNER, GE ASSET MANAGEMENT INCORPORATED, ITS GENERAL PARTNER
                          ("GEIPPP II")

                                     - and -

                          CROWN LIFE INSURANCE COMPANY ("Crown Life")

                                     - and -

                          RICHARD BRYANT ("Bryant")

                                     - and -

                          PETER LAURIE ("Laurie")

                                     - and -

                          ROGER SEXTON ("Sexton", and together with Bryant and Laurie, "Management")

                                    RECITALS

         WHEREAS GEIPPP II is the majority shareholder of the Company, holding approximately 62% of the outstanding common shares of the Company at the date hereof;

         AND WHEREAS following the restructuring of certain debt held by GEIPPP II in connection with the transactions contemplated by the Loan Documents, GEIPPP II will hold 50.1% of the Common Shares and 70% of the Preferred Shares of the Company, representing 62.3% of the Common Shares of the Company on a fully diluted basis (assuming the issue in full of the Shares underlying those certain management performance options issued to Management on the date of this Agreement);

         AND WHEREAS Crown Life has provided certain financing to the Company and in connection therewith has been or will be granted the rights to acquire 15% of the Common Shares and Preferred Shares of the Company;

         AND WHEREAS Management has agreed to invest in the Company and will purchase and be entitled to earn an aggregate of 15% of the Common Shares and Preferred Shares of the Company;

         AND WHEREAS the Parties have agreed to enter into this Agreement to record their agreement with respect to governance of the Company and certain economic rights as between the Parties;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and conditions hereinafter contained and for other good and valuable consideration (the receipt and sufficiency whereof being hereby mutually acknowledged by the Parties), each of the Parties hereto covenants and agrees with the others as follows:

                                    AGREEMENT

                           ARTICLE 1 : INTERPRETATION

         1.1 DEFINITIONS

In this Agreement the following terms shall have the following meanings:

         (a) "Act" means the BUSINESS CORPORATIONS ACT of British Columbia, as amended or re-enacted from time to time, and any term defined in the Act and not otherwise defined herein is used in this Agreement with the same meaning.

         (b)      "Affiliate" has the meaning given to that term in the Act.

         (c) "Agreement" includes this agreement, any agreement which is supplementary to or in amendment or confirmation of this agreement, any Participation Agreement and any schedules hereto or thereto, respectively.


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         (d)      "Article", "Section" and "Paragraph" mean and refer to any article, section or paragraph of this Agreement.

         (e)      "Board" means the board of directors of the Company.

         (f) "Business Day" means any day other than a Saturday, Sunday or such other day on which banks in Vancouver, British Columbia are authorized or required to be closed for business.

         (g) "Common Shares" means the common shares in the capital of the Company, including any Common Shares issued upon conversion of the Preferred Shares.

         (h) "Control" and "Controlled by" has the meaning given to it in the Act.

         (i) "Fiscal Year" means each fiscal year of the Company, being the 12-month period commencing on January 1 in each year.

         (j) "Loan Documents" means the Senior Credit Agreement between Crown Life and the Company dated the date hereof and all related agreements.

         (k) "Participation Agreement" means an agreement which has the effect of making a Person bound by all or substantially all of the obligations, and subject to all the restrictions, of or to which a party to this Agreement, as then constituted, is or would be bound.

         (l) "Parties" means, collectively, the Company, Crown Life, GEIPPP II and Management, and, to the extent applicable, their respective successors and permitted assigns, and "Party" means any one of such Parties.

         (m) "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, entity, party or foreign or local government (whether federal, provincial, county, city, municipal or otherwise), including, without limitation, any instrumentality, division, agency, body or department thereof.

         (n)      "Preferred Shares" means the Preferred Shares Series A.

         (o) "Shares" means the Common Shares and Preferred Shares, as well as any shares into which shares of the Company then or now authorized may be converted, reclassified, redesignated, subdivided, consolidated or otherwise changed.

         (p)      "Subsidiary" has the meaning given to it in the Act.

         (q)      "Tag-Along Right" has the meaning given to it in Section
                  4.3(a).

         (r) "Transfer" includes any arrangement by which legal title or beneficial ownership passes from one Person to another, or to the same Person in a different capacity, whether or not for value, and for greater certainty includes a mortgage, pledge or charge or Shares or a change in the Control of a Shareholder.

         (s) "Warrants" means the warrants to purchase Common Shares and Preferred Shares issued or to be issued by the Company pursuant to the Loan Documents.

         (t) "Vote" means a vote pursuant to a right to vote carried by any shares of the Company which, under normal circumstances, carries the right to vote at all times or under circumstances which have occurred and are continuing.

         1.2 PRIVITY

This Agreement shall be binding upon all Persons executing these presents and on all Persons to whom any of the Parties transfer Shares, except as otherwise provided in Section 4.1 hereof. Any agreement to be bound hereby and any other agreement between the Parties with respect to the Company or its Shares may be effectively delivered by one Party to each of the others by delivery of any executed counterpart to the Company.

         1.3 CURRENCY

Reference herein to money or to currency means lawful money of Canada and all money due or to be paid hereunder and any applicable interest thereon shall be paid in lawful money of Canada.

         1.4 ACCOUNTING TERMS

Unless otherwise defined or specified herein, all defined terms in Section 1.1 as used in this Agreement shall have the meanings set out in such paragraph, and all accounting terms used in this Agreement shall be construed in accordance with Canadian generally accepted accounting principles.

                         ARTICLE 2 : SHAREHOLDERS

         2.1 NO STATUS CREATED

Nothing contained in this Agreement shall be deemed in any way or for any purpose to constitute any shareholder a partner or agent or legal representative of any other shareholder in the conduct of any business or otherwise or a member of a joint venture of joint enterprise with any other shareholder or to create any fiduciary relationship between or among any of them.

         2.2 REPRESENTATIONS AND WARRANTIES

Each Party other than the Company hereby represents and warrants to each other Party that such Party:

         (a) holds all of the Shares now registered in the name of such Party as principal and for investment only, and not with a view to the distribution thereof and not in trust in any manner whatsoever for or on behalf of any other Person or Persons;

         (b) except as disclosed herein, is neither a party to nor bound by an agreement regarding the ownership of the said Shares, other than this Agreement and, to the extent applicable, the Loan Documents; and

         (c) is not a party to, bound by or subject to any indenture, mortgage, lease, agreement, instrument, charter or by-law provision, statute, regulation, order, judgment, decree or law which would be violated, contravened or breached by, or under which any default would occur as a result of, the execution and delivery by it of this Agreement or the performance by it of any of the terms hereof.

                  ARTICLE 3 : GOVERNANCE OF THE COMPANY

         3.1 NOMINATION TO BOARD OF DIRECTORS

Each Party other than the Company agrees that, at each general meeting of the Company at which Directors are elected, it shall vote its or his Common Shares in favour of the election of:

         (a) two nominees of GEIPPP II to the Board, provided that GEIPPP II holds at least 20% of the Common Shares (calculated on a fully diluted basis), or one nominee of GEIPPP II, provided that GEIPPP II holds at least 10% of the Common Shares (calculated on a fully diluted basis), at the date of such general meeting;

         (b) one nominee of Crown Life to the Board, provided that Crown Life holds at least 10% of the Shares of the Company (calculated on an undiluted basis but assuming that Crown Life has exercised all of its Warrants) at the date of such general meeting; and

         (c) Bryant or his nominee to the Board, provided that Bryant continues to be the President and Chief Executive Officer of the Company at the date of such general meeting.

The Company agrees that, for each shareholders' meeting at which directors are to be elected, the Company will present in the information circular and proxy form mailed in respect of such meeting a slate of nominees for election which includes the foregoing nominees.

         3.2 VACANCIES ON THE BOARD OF DIRECTORS

In the case of a vacancy on the Board arising from the death, disqualification, inability to act, resignation or removal of the director nominated by any Party, each Party other than the Company will vote or cause its nominee or nominees on the Board to vote in favour of a replacement nominee of such Party to fill such vacancy for the remainder of the original nominee's term on the Board, provided that such Party holds at least the number of Common Shares of the Company, or in the case of Bryant the position with the Company, specified in Section 3.1 above in respect of such Party at the date of such vote.

         3.3 NON-ARM'S LENGTH TRANSACTIONS

Following repayment by the Company in full of all indebtedness owed to both of GEIPPP II and Crown Life and until such time as Crown Life shall have been offered an opportunity to exercise Tag-Along Rights (and the transactions contemplated in connection with such opportunity have closed), and provided that GEIPPP II continues to hold a majority of the Common Shares of the Company on a fully diluted basis, the Company agrees that it will not enter into or amend any contract, loan or other advance to, guarantee of, investment in, acquisition of or merger with any business of any Person that is not arm's length to the Company (within the meaning of the INCOME TAX ACT (Canada), without first having obtained the prior written consent of GEIPP and Crown Life, which consent shall not be unreasonably withheld or delayed.

                        ARTICLE 4 : DISPOSITION OF SHARES

         4.1 AGREEMENTS WITH TRANSFEREES

Notwithstanding anything else herein contained, every Transfer of any Shares held by a Party shall be subject to the condition that the proposed transferee, if not already bound by this Agreement, shall first enter into a Participation Agreement with the other Parties hereto, except that a Participation Agreement shall not be required in respect of any transaction in which GEIPPP II has offered the other Parties Tag-Along Rights in accordance with Section 4.3 hereof.

         4.2 SALE OF SHARES TO THIRD PARTIES

Subject to the provisions of this Article 4, the Parties shall be entitled to sell or transfer their Shares or any other securities in the capital of the Company to third parties at any time.

         4.3 TAG-ALONG RIGHTS

After giving effect to Section 4.5, if applicable, in any transaction, other than a transaction that is subject to Rule 144 of the U.S. Securities of 1933, as amended, where GEIPP proposes to sell any of its Shares in the Company (the "Subject Shares") to a third party (the "Offeree") and subject to Section 4.5, then:

         (a) GEIPP shall offer to each other Party holding Shares of such class the right (the "Tag-Along Right") to participate in the sale in proportion to the number of Subject Shares of such class owned by GEIPP relative to the total number of Shares of such class then owned by GEIPP as at the time that the offer to participate was made and on the same terms and conditions applicable to the sale of the Subject Shares, assuming the transaction is completed by GEIPP; provided, however, that
                                                     --------
                  this Section 4.3 shall not apply to any Transfer by GEIPP in connection with which GEIPP elects to exercise its right to compel a sale pursuant to Section 4.4; and

         (b) GEIPP will give each other Party not less than five business days' written notice ("Notice") of the proposed sale and will specify in the Notice the identity of the Offeree, the number of Shares offered for sale, and the price and other terms of

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                  sale. Each other Party will have five business days from
                  receipt of a Notice to exercise the right contained in paragraph (a) above by giving written notice to GEIPP specifying the number of Shares in respect of which it proposes to exercise its applicable right (the "Exercise Notice"). Each Party that does not timely deliver an Exercise Notice within 15 days of its receipt of the Notice will be deemed to have waived all rights under this Section 4.3 with respect to the proposed Transfer. Delivery of the Exercise Notice by a Party will constitute an irrevocable commitment by such Party to sell in the proposed Transfer the Shares specified in such Exercise Notice, on the terms set forth in the Notice; PROVIDED, however, that if the principal terms of the proposed Transfer change with the result that the per share price shall be less than the share price set forth in the Notice or the other principal terms shall be materially less favourable to GEIPP or the Party exercising its Tag-Along Right than those set forth in the Notice, each participating Party shall be permitted to withdraw the commitment contained in its Exercise Notice and shall be released from its obligations thereunder; and

         (c) the failure of any Party (other than GEIPP) to perform its obligations under this Section 4.3 in respect of any Transfer contemplated by a Notice shall result in the termination of such Party's rights under this Section 4.3 in respect of such Transfer.

         4.4 DRAG-ALONG RIGHTS

If:

         (a) GEIPPP II has received a bona fide offer from a Person, or Persons acting in concert, (a "Purchaser"), in any case at arm's length to GEIPPP II, to purchase all of the Shares owned by it; and

         (b) the Purchaser offers to purchase the remaining Shares held by the other Parties (the "Specified Securities") at the same price per Shares and on other equivalent terms and conditions as those agreed to by GEIPPP II, all of which terms and conditions are set out in writing and promptly delivered to the other Parties (the "Drag Along Offer");

then the other Parties shall be required to sell their Specified Securities to the Purchaser in accordance with the terms and conditions of the Drag Along Offer. If any of the other Parties (the "Delinquent Holders") fail to sell their Specified Securities to the Purchaser in accordance with the terms and conditions of the Drag Along Offer, the Purchaser shall have the right to deposit the applicable purchase price for those Specified Securities of the Delinquent Holders in a special account at any financial institution in Canada, to be paid proportionately with interest, to the respective Delinquent Holders upon presentation and surrender to such financial institution of the certificates or documents representing such holders' Specified Securities duly endorsed for transfer to the Purchaser. Upon such deposit being made, the Specified Securities in respect of which the deposit was made shall hereby automatically (without any further action of any kind on the part of the Delinquent Holders or the Purchaser) be transferred to and purchased by the Purchaser and shall be transferred on the books of the Corporation to the Purchaser and the rights of the Delinquent Holders in respect of those Specified Securities after such deposit shall hereby be limited to receiving, with interest, their respective portion of the total amount so deposited against presentation and surrender of the certificates or documents representing their respective Specified Securities duly endorsed for transfer to the Purchaser.

         4.5 RIGHT OF FIRST OFFER

In any transaction other than an open market transaction where any Party (the "Seller"), wishes to sell any or all of its respective Shares (the "Offered Shares") (except where such proposed sale is a result of an unsolicited bid to purchase all of the Seller's Shares, in which case this Section 4.5 shall not apply), then:

         (a) the Seller will first deliver to the other Parties (the "Other Parties"), an offer (the "Offer") to sell the Offered Shares at a price and on the conditions set out in the Offer;

         (b) any of the Other Parties may, within 15 days of delivery of the Invitation, accept the terms of the Offer and specify an Offer to Purchase which shall specify the price and the terms upon which the Other Party shall purchase the Offered Shares. The Offer to Purchase will state that the offer contained therein is irrevocable;

         (c) if no Other Party makes an Offer to Purchase within the time period specified in paragraph (b) above, then this paragraph
                  4.5 shall no longer apply and the Seller shall be free to sell any or all of the Offered Shares thereafter, subject to the Tag-Along Rights;

         (d) if one or more of the Other Parties makes an Offer to Purchase the Offered Shares within the time period specified in paragraph (b) above, then the Seller shall have 90 days to sell the Offered Shares to a third party provided that such sale shall be carried out on the terms that are the same or that are no less favourable from a reasonable vendor's perspective than the terms set forth in each Offer to Purchase received; and

         (e)      if the Seller does not complete a sale pursuant to paragraph
                  (d) above, then the Seller shall sell its shares:

                  (i) in the case that only Other Party has made an Offer to Purchase, to such Other Party on the terms set forth in the Offer to Purchase; or

                  (ii) in the case that more than one Other Party has made an Offer to Purchase, to the Other Party whose Offer to Purchase is superior from a reasonable vendor's perspective on the terms set forth in such Offer to Purchase or, if the Offers to Purchase are identical, to the Other Parties which made the identical Offers to Purchase in proportion to the number of Shares then held by the Other Parties.

         4.6 PERMITTED TRANSFERS

Sections 4.3, 4.4 and 4.5 do not apply to the following Transfers of Shares:

         (a) Transfer to a Controlled Company - A Party shall be entitled at all times and from time to time to Transfer all or any part of his, her or its Shares to a Person which is under the Control of the Party;

         (b) Transfer on Death - A Party that is a natural person shall be entitled to transfer his or her Shares by testamentary instrument upon the death of such Party; and

         (c) Management Transfers - Each member of Management shall be entitled at all times and from time to time to Transfer all or any part of his Shares to a Person pursuant to Multilateral Instrument 45-105--Trades to Employees, Senior Officers, Directors, and Consultants, as amended, restated or replaced from time to time.

4.7      PRE-EMPTIVE RIGHTS

         (a) Each time the Company proposes to issue any Common Shares or a security that is convertible into a Common Share (collectively referred to herein as "Equity Securities"), the Company shall offer to the other Parties the right to purchase that number of such Equity Securities equal to the number of Common Shares owned by such Party (calculated on a fully diluted basis, assuming that such Parties have exercised or converted all of their respective Warrants and Preferred Shares into Common Shares) divided by the number of issued and outstanding shares of the Company (calculated on an undiluted basis) multiplied by the number of Equity Securities to be issued by the Company as of the date of the written notice described below.

         (b) The Company will deliver written notice of its intention to issue Equity Securities to each other Party stating the number of Equity Securities that such Party is entitled to purchase along with the terms and conditions of such offering. Each such Party will have five business days from the receipt of the written notice to offer to purchase, in whole or in part, the number of Equity Securities that it is entitled to purchase. The closing of the purchase by each such Party will be concurrent with the closing of the Equity Security financing; provided, however, that such Party's obligation to purchase the Equity Securities will be conditioned upon the closing of the entire offering, which condition such Party may waive in whole or in part. The Company may sell to a third party any Equity Securities not purchased by the other Parties in accordance with these terms.

         (c) This pro-rata pre-emptive right does not apply to options issued pursuant to the Company's stock option plan or the issuance of any security upon the conversion or exercise of any outstanding security or any issuance where the Company's shareholders are treated equally such as a subdivision, amalgamation or reorganization.

                           ARTICLE 5 : GENERAL

         5.1 NOTICE

All written notices and other written communications with respect to this Agreement or any of the Other Agreements shall be sent by ordinary or registered mail, by facsimile or delivered in person to the recipient as follows:

         TO THE COMPANY:

         Elephant & Castle Group Inc.
         Suite 2100, 1190 Hornby Street
         Vancouver, BC  V6Z 2K5

         Attention: Richard Bryant
         Facsimile: 604 684 2089

         TO GEIPPP II:

         c/o GE Asset Management Incorporated
         3003 Summer Street
         P O Box 7900
         Stamford, CT  06904-7900  USA

         Attention: Mr. David Wiederecht
         Facsimile: 203 326 4073

         TO CROWN LIFE:

         c/o Crown Capital Partners Inc.
         1900 - 1874 Scarth Street
         Regina, SK  S4P 4B3

         Attention: Mr. Christopher A. Johnson
         Facsimile: 306 546 8010

         TO MANAGEMENT:

         c/o Elephant & Castle Group Inc.
         Suite 1200, 1190 Hornby Street
         Vancouver, BC  V6Z 2K5

         Attention: Messrs. Bryant, Laurie and Sexton
         Facsimile: 604 684 2089

or to such other address or facsimile number or individual as may be designated by notice given by any Party to the others. The notice or other communication so sent shall be deemed to be received on the day of personal delivery or facsimile, or if mailed, three days following the date of such mailing.

         5.2 SEVERABILITY

If any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or remaining provisions of this Agreement.

         5.3 ASSIGNMENT

This Agreement is not assignable by any Party except in accordance with its terms upon a Transfer of Shares and shall bind and benefit the respective Parties hereto and their successors and permitted assigns.

         5.4 TERMINATION

This Agreement will terminate effective upon the earliest of the following dates:

         (a)      the date upon which all of the Parties agree upon; and

         (b)      the dissolution, winding upon or liquidation of the Company,

provided however that any termination shall not affect any of the obligations of the Parties arising prior to such termination and shall not relieve the Party or Parties responsible for performance of such obligations, and the same shall continue to be enforceable by the Party or Parties benefiting therefrom.

         5.5 COMPLIANCE WITH AGREEMENT

Each Party hereto agrees to vote and act as a shareholder of the Company to fulfil the provisions of this Agreement and in all other respects, to comply with, and to use all reasonable efforts to cause the Company to comply with this Agreement, and to the extent, if any, which may be permitted by law, shall cause its respective nominees as directors of the Company to act in accordance with this Agreement.

         5.6 CHOICE OF GOVERNING LAW AND CONSTRUCTION

Except as expressly set forth therein, this Agreement (unless expressly stated otherwise in the Other Agreements) shall be governed and controlled by the laws of the Province of British Columbia and the laws of Canada applicable therein as to interpretation, enforcement, validity, construction, effect, and in all other respects.

         5.7 FORUM SELECTION AND SERVICE OF PROCESS

The Parties agree that all actions or proceedings in any way, manner or respect, arising out of or from or related to this Agreement may be litigated in courts having SITUS within the Province of British Columbia. The Parties hereby consent and submit to the non-exclusive jurisdiction of any provincial or federal courts located within said jurisdiction. Each Party hereby waives any right it may have to transfer or change the venue of any litigation brought it by any other Party in accordance with this paragraph.

         5.8 HEADINGS OF SUBDIVISIONS

The headings of subdivisions in this Agreement are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Agreement.

         5.9 SEVERABILITY

If any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or remaining provisions of this Agreement.

         5.10 ENTIRE AGREEMENT

This Agreement embodies the entire agreement and understanding between the parties hereto and thereto and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof and may not be contradicted by evidence of prior or contemporaneous agreements of the parties. There are no unwritten oral agreements between the parties related to the subject matter of this Agreement.

         5.11 FACSIMILE/COUNTERPART EXECUTION

This Agreement may be executed and delivered by facsimile and in counterpart, and all such facsimile or counterpart so executed and delivered shall be deemed to constitute one, originally executed original.

         5.12 ENGLISH LANGUAGE

At the request of the parties, this Agreement has been negotiated in the English language and will be or have been executed in the English language. Les soussigne ont expressement demande que ce document et tous les documents annexes soient rediges en langue anglaise.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

                                          ELEPHANT & CASTLE GROUP INC.

                                          Per: _________________________________

                                          GE INVESTMENT PRIVATE PLACEMENT
                                          PARTNERS II, a LIMITED PARTNERSHIP

                                          By: GE Asset Management Incorporated
                                             Its: General Partner

                                          By: __________________________________
                                              Name:
                                              Title:


                                          CROWN LIFE INSURANCE COMPANY by
                                          its agent, CROWN CAPITAL PARTNERS INC.

                                          Per: _________________________________

                                          Per: _________________________________


------------------------------------        ------------------------------------
Witness                                     RICHARD BRYANT



------------------------------------        ------------------------------------
Witness                                     PETER LAURIE



------------------------------------        ------------------------------------
Witness                                     ROGER SEXTON